QuickLinks -- Click here to rapidly navigate through this document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 2, 2006

KFX INC.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-23634 Commission File Number	84-1079971 IRS Employer Identification Number
55 Madison Street, Suite 500 Denver, Colorado (Address of principal executive offices)		80206 (Zip Code)
(303) 293-2992 (Registrant's telephone number, including area code)
not applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7. Regulation FD

Item 7.01 Regulation FD Disclosure

        On February 2, 2006, we announced the pricing of our offer and sale of 7,000,000 shares of our common stock, an increase in the size of the offering from the previously announced 5,000,000 shares. The public offering price for the common stock will be $18.75 per share. A copy of the press release announcing this offering is attached to this Form 8-K as Exhibit 99.1.

Section 9. Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

  (d)
  Exhibits

Exhibit Number	Exhibit Title or Description
99.1	Press Release, dated February 2, 2006

2

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KFx Inc.
Date: February 3, 2006	By:	/s/ KEVIN R. COLLINS Kevin R. Collins Executive Vice President of Finance & Strategy and Chief Financial Officer

3

KFx INC.
EXHIBIT INDEX

Exhibit Number	Exhibit Title or Description
99.1	Press Release, dated February 2, 2006

4

QuickLinks

SIGNATURES
KFx INC. EXHIBIT INDEX